RELEASE AND SETTLEMENT AGREEMENT

This confidential Release and Settlement Agreement ("Agreement") is entered into by and between Plaintiffs Gerald Garcia, Silvana Garcia, Richard Garcia and Daysi Garcia (collectively, "Plaintiffs"), Brenda Webb ("Webb") and Defendants 4-G Paintball, Inc. ("4-G"), Harry McMillan ("McMillan"), Joe Webb ("Webb") and J. Howard Hill ("Hill") (collectively, "Defendants"). This document is a binding contract between and among Plaintiffs, Webb and Defendants (collectively, the "Parties"), the terms of which are delineated below.

1. **The Lawsuit.** Plaintiffs and Defendants currently have claims pending against each other in a case filed in the 193rd District Court, Dallas County, Texas, Case No. 05-01081 (the "Lawsuit"), in which they allege various claims related to 4-G's purchase of Plaintiffs' business, Plaintiffs' subsequent employment by 4-G and other related matters.

2. **Denial of Liability.** The Parties acknowledge that this Agreement does not in any way constitute an admission by Plaintiffs, Webb or Defendants, and instead represents a good faith settlement of contested and disputed claims. No statement in this Agreement or consideration provided pursuant to its terms constitutes, nor should it be deemed to constitute, an admission of any violation of law or any wrongdoing whatsoever. Rather, the Parties expressly deny any such violation of law or wrongdoing.

3. **Full Settlement.** The Parties do hereby fully and finally settle the Lawsuit and all disputes, claims, charges and causes of action that were or could have been asserted by: (a) Plaintiffs against Webb and/or Defendants; and (b) by Defendants and/or Webb against Plaintiffs.

4. **Release.** Plaintiffs, on behalf of themselves and all of their heirs, executors, legal administrators, successors or assigns, release Webb, Defendants and 4-G's present and former parent corporations, subsidiaries, affiliates, officers, directors, agents, employees, trustees, fiduciaries,

insurers, heirs, executors, administrators, attorneys, successors and assigns, employee benefit plans or present and former trustees, administrators, fiduciaries and insurers of such plans (the "4-G Releasees"), and Webb and Defendants release Plaintiffs, from any and all claims, charges, complaints, demands, grievances, and causes of action of any kind, whether known to them or unknown, whether asserted or unasserted, whether foreseen or unforeseen, which Plaintiffs now have or may have because of any act or omission by Webb, Defendants or the 4-G Releasees, or which Webb or Defendants now have or may have because of any act or omission by Plaintiffs before or on the Effective Date, including but not limited to any claims relating to or arising from 4-G's purchase of Plaintiffs' business, Plaintiffs' employment with or separation from employment with 4-G, including but not limited to any claims or causes of action based on the United States Constitution or the constitution of any state of the United States or pursuant to federal, state, municipal or other law or other statutes or authorities, whether statutory or common law in nature, including but not limited to all claims for breach of fiduciary duty, fraud, shareholder oppression, emotional distress, mental pain and suffering, claims in tort or contract, any claim for defamation, libel or slander, any rights, claims or causes of action for costs, damages, compensatory damages, liquidated damages, exemplary damages, punitive damages, injunctive relief, front pay, back pay, attorneys' fees, severance pay, unpaid wages, unpaid vacation, bonuses, salary, expenses or insurance, employment privileges, retirement or other benefits, personal injury based on negligence or gross negligence and all other claims and/or causes of action of any kind whatsoever.

5. <u>Waiver of Unemployment Benefits Claims.</u> In addition to the foregoing waivers of claims, Plaintiff Richard Garcia agrees to immediately withdraw his claim for unemployment compensation benefits related to his 4-G employment, which he filed with the Texas Workforce Commission, and forever waives and agrees not to refile that claim or to collect any benefits

whatsoever as a result of having filed that claim. Further, Plaintiffs agree not to file claims with the Texas Workforce Commission or in any other venue or forum whatsoever for unemployment benefits or unpaid wages related to their employment with or separation from employment with 4-G and forever waive and agree not to file such claims.

6. __Plaintiffs' Pleading Amendment and Statement.__ Plaintiffs agree to amend their pleadings in the Lawsuit within three days after they have signed this Agreement to drop all asserted fraud claims; at that time, they will also file with the Court a statement saying that, upon investigation, Plaintiffs believe that the evidence would not support their fraud claims.

7. __Plaintiffs' Interests in 4-G.__ Each of the Plaintiffs agrees to sell, assign, and transfer to 4-G his/her respective interests in 4-G, including but not limited to his/her shares of common stock in 4-G and/or any options to purchase stock in 4-G, and in order to do so, each of them agrees to execute a Stock Power in the form attached hereto as Exhibit A, with the requirement that Plaintiffs have their respective signatures on each Stock Power Form certified with a gold medallion signature guarantee. This includes a promise by Plaintiffs not to exercise any options to buy stock in 4-G and to release all claims they may have to exercise such options. Additionally, 4-G will retain all assets purchased from Plaintiffs, including but not limited to the web domains, corporate and other names and paintball, apparel and equipment businesses, but agrees not to enforce Plaintiffs' two-year non-competition agreements that were entered into in connection with the sale of Plaintiffs' business and their employment with 4-G.

8. __Consideration.__ Plaintiffs will pay the sum of $15,000.00 to 4-G within ten days after this Agreement is signed by the Parties.

9. __Dismissal of Lawsuit.__ Within five days after Plaintiffs have paid to 4-G the consideration described in Paragraph 8 above, Plaintiffs and Defendants shall file with the Court the

mutual dismissal motion and proposed order concerning any remaining claims against each other, in the form attached hereto as Exhibits B and C. Plaintiffs will cooperate to provide Defendants with timely signatures to assist with the filing of these pleadings.

10. <u>No Assignment of Claims.</u> Except for Plaintiffs' fee agreement with Plaintiffs' Counsel, should one exist, Plaintiffs have not made and will not make any assignment of any claim, cause or right of action, or any right of any kind whatsoever, embodied in any of the rights, obligations and claims that are released herein, and no other person or entity of any kind, other than Plaintiffs, had or has any interest in any rights, obligations, and claims that are released herein. Plaintiffs will indemnify and hold Webb, Defendants and the 4-G Releasees harmless from any and all claims, demands, expenses, costs, attorneys' fees and causes of action asserted by any person or entity due to a violation of this non-assignment provision.

11. <u>Confidentiality.</u> Plaintiffs represent that as of the date on which they sign this Agreement, they have not discussed or disclosed the amount of the monetary payment set forth above in Paragraph 8 to any person or entity who is not a party to this Agreement. Plaintiffs agree to keep in total confidence and not to reveal to anyone the sum of money they paid to settle this case. If any or all Plaintiffs reveal the monetary payment set forth above in Paragraph 8, they agree to pay liquidated damages to 4-G for their breach of this provision in the amount of one half of the total amount paid in settlement and the amount of 4-G's attorneys' fees incurred in obtaining a judgment ordering them to pay such damages.

12. <u>Agreement Not to Disparage.</u> Plaintiffs, Webb and Defendants mutually agree that they shall not voluntarily criticize, denigrate or disparage each other and shall make no false, inaccurate or misleading statement or omission about or relating to each other, the above-styled lawsuit or this Agreement.

13. **Consideration Acknowledged.** The Parties hereby acknowledge that the covenants in this Agreement provide good and sufficient consideration for every promise, duty, release, obligation and right contained in this Agreement.

14. **Entirety of Agreement.** This Agreement constitutes the entire agreement and understanding between the Parties. No other promise or agreement of any kind has been made to or with Plaintiffs by any person or entity to cause them to execute this instrument. This Agreement supersedes any and all prior negotiations, promises, agreements, and understandings between the Parties related to the Lawsuit and all existing disputes.

15. **Consultation with Attorney.** Plaintiffs have been advised in writing to consult with an attorney prior to executing this Agreement, and they have done so. Plaintiffs are fully aware of all facts and rights with regard to their claims and causes of action and are represented by counsel with respect to their claims and causes of action. Plaintiffs have carefully read and fully understand each and every term of this Agreement and they acknowledge that they do not rely and have not relied upon any statement made by Webb or Defendants with regard to any aspect of this Agreement, including its effect, and he is voluntarily entering into this Agreement.

16. **Waiver of Attorneys' Fees.** Plaintiffs and Defendants waive any right they may have to collect any attorneys' fees from each other in connection with the Lawsuit or any dispute that arose prior to date on which all Parties have signed this Agreement, and hereby release each other from any attorneys' lien that may apply or attach to the consideration paid pursuant to this Agreement.

17. **No Pending Bankruptcy.** As of the Effective Date, Plaintiffs have no pending petition in Bankruptcy, nor are they involved as debtors in bankruptcy in any other proceeding currently pending before any United States Bankruptcy Court or any other Court. Any breach of this

provision, whether knowing or inadvertent, will constitute a material breach, rendering this Agreement voidable at the election of Webb or any Defendant.

18. __Severability.__ The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other provisions shall remain fully valid and enforceable.

19. __Law and Venue.__ This Agreement is made and entered into in the State of Texas and shall in all respects be interpreted, enforced and governed by and under the laws of the State of Texas. Venue in any action to enforce any provision of this Agreement or for breach of this Agreement shall be in Dallas, Dallas County, Texas.

20. __Parties Bound.__ This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, legal administrators, successors or assigns, but neither this Agreement nor any rights or payments arising hereunder may be assigned, pledged, or transferred by Plaintiffs.

21. __Waiver.__ No claim or right arising out of a breach or default under this Agreement can be discharged by a waiver of that claim or right unless the waiver is in writing signed by the party hereto to be bound by such waiver. A waiver by any party of a breach or default by the other party of any provision(s) of this Agreement shall not be deemed a waiver of future compliance with such provisions, and such provisions shall remain in full force and effect.

22. __Execution.__ This document may be executed in multiple originals and any one fully-executed copy will serve as the operative document. This Agreement is the product of arms-length settlement negotiations between the parties through their respective counsel, and the wording of this Agreement was reviewed and accepted by all parties after reasonable time to review with legal counsel.

23. <u>Authorizations.</u> The persons and officers executing this Agreement have been duly authorized to enter into and execute this Agreement on behalf of the respective parties.

DATED this _____ day of ___________, 2005.

IN WITNESS WHEREOF, this Agreement is signed and executed on the dates written below.

____
Gerald Garcia

Date: 5-18-05

____
Silvana Garcia

Date: 5/18/05

____
Richard Garcia

Date: 5-18-05

____
Daysi Garcia

Date: 5/18/05

____
Brenda Webb

Date: ______________________

____
Harry McMillan

Date: ______________________

____
J. Howard Hill

Date: ______________________

23. **Authorizations.** The persons and officers executing this Agreement have been duly authorized to enter into and execute this Agreement on behalf of the respective parties.

DATED this _____ day of ____________, 2005.

IN WITNESS WHEREOF, this Agreement is signed and executed on the dates written below.

____
Gerald Garcia

Date: ______________________

____
Silvana Garcia

Date: ______________________

____
Richard Garcia

Date: ______________________

____
Daysi Garcia

Date: ______________________

Brenda Webb
____
Brenda Webb

Date: May 10, 2005

Harry McMillan
____
Harry McMillan

Date: May 10, 2005

____
J. Howard Hill

Date: ______________________

23. **Authorizations.** The persons and officers executing this Agreement have been duly authorized to enter into and execute this Agreement on behalf of the respective parties.

DATED this _____ day of __________, 2005.

IN WITNESS WHEREOF, this Agreement is signed and executed on the dates written below.

____
Gerald Garcia

Date: ______________________

____
Silvana Garcia

Date: ______________________

____
Richard Garcia

Date: ______________________

____
Daysi Garcia

Date: ______________________

____
Brenda Webb

Date: ______________________

____
Harry McMillan

Date: ______________________

____
J. Howard Hill

Date: 5/16/05

Joe Webb

Date: May 12 -

FOR 4-G PAINTBALL, INC.

By: ____________________

Its: ____________________

Date: ____________________

Joe Webb

Date: ____________________

FOR 4-G PAINTBALL, INC.

By: Brenda Webb

Its: Director

Date: May 10, 2005